UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     February 7, 2012

MICROELECTRONICS TECHNOLOGY COMPANY

(Exact name of registrant as specified in its charter)

Nevada	001-32984	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14 Monarch Bay Plaza, Monarch Bay, California		92629
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:     (866) 587-2860

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On February 7, 2012, we filed a Current Report on Form 8-K (the “Form 8-K”), regarding the dismissal of our accounting firm Manning Elliot LLP (the “Former Accountant”) and the engagement of John Kinross-Kennedy, CPA (“New Accountant”) as its principal accountants effective February 7, 2012.  We inadvertently did not provide a letter from our Former Accountant addressed to the Commission stating whether it agrees with the statements made by the registrant in response to the items required by Item 304 of Regulation S-K. As a result, we are filing this Current Report on Form 8-K/A, to provide the letter from our Former Accountant as Exhibit 16.1 to Item 9.01(d) of Form 8-K.

This Form 8-K/A, hereby amends the Form 8-K to add Exhibit 16.1 to Item 9.01(d) and except as set forth herein, no other amendments to the Form 8-K are made by this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1

Letter from Manning Elliot LLP, dated February 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microelectronics Technology Company

 Date: February 21, 2012

/s/ Brett Everett

Name: Brett Everett

Title: President

Exhibit Index

Exhibit No.	Description

16.1	Letter from Manning Elliot LLP, dated February 9, 2012.